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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     SEPTEMBER 16, 2004

                               CRAWFORD & COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

      1-10356                                        58-0506554
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 (Commission File Number)                   (IRS Employer Identification No.)


   5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA                   30342
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   (Address of Principal Executive Offices)                     (Zip Code)

                                 (404) 256-0830
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On September 15, 2004, The Executive Committee of the Board of Directors of Crawford & Company (the "Company") appointed Marshall G. Long, age 65, as Executive Vice President and Chief of Staff of the Company effective as of September 1, 2004. Mr. Long served as interim President and Chief Executive Officer of the Company from April 22, 2004 until September 1, 2004 when Thomas
W. Crawford was appointed as President and Chief Executive Officer. Mr. Long has been with the Company since September of 1963 when he was hired as an adjuster. He became an assistant manager and then in 1975 a Branch Manager of the Company's Alexandria, Louisiana branch office. He became Branch Manager of the Company's office in New Orleans, Louisiana and served there from 1988 until his retirement in November of 1998. He returned to work for the Company in April 1999 as a consultant and quality control manager until June 1, 2001, when he was appointed Vice President - Regional Manager in charge of the Company's Southern Region for the Claims Management Services division. On April 16, 2003 he became Executive Vice President of the Claims Management Services division, a position he held until April of 2004. The Claims Management Services division provides casualty, property and vehicular loss adjusting services to various clients of the Company. Mr. Long will be assisting in the day to day operations of the Company in his new position.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CRAWFORD & COMPANY


                                  By:    /s/ Peter J. Rescigno
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                                             Peter J. Rescigno
                                             Senior Vice President - General
                                             Counsel & Corporate Secretary

Dated:   September 16, 2004